Exhibit 99.906 CERT

Exhibit 19(b)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Benjamin Fulton, President (Principal Executive Officer) of WEBs ETF Trust (the “Registrant”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Registrant’s Form N-CSR for the period ended October 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 31, 2025	/s/ Benjamin Fulton
Benjamin Fulton, President
(Principal Executive Officer)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Clem Sell, Treasurer (Principal Financial Officer) of WEBs ETF Trust (the “Registrant”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Registrant’s Form N-CSR for the period ended October 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 31, 2025	/s/ Clem Sell
Clem Sell, Treasurer
(Principal Financial Officer)